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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2003
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                                 POWER-ONE, INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-29454

         DELAWARE                                 77-0420182
(State or other jurisdiction of         (IRS Employer Identification No.)
incorporation or organization)


     740 CALLE PLANO, CAMARILLO, CA                     93012
(Address of principal executive offices)              (zip code)


       Registrant's telephone number, including area code (805) 987-8741








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Item 12. Results of Operations and Financial Conditions

On October 30, 2003, the Company issued a press release setting forth Power-One's third quarter 2003 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 12.

Exhibit Index

     99.1   Press release reporting third quarter 2003 financial results.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 30, 2003         POWER-ONE, INC.


                                By:            /s/ Eddie K. Schnopp
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                                                   Eddie K. Schnopp
                                    Sr. Vice President -- Finance, Treasurer and
                                                Chief Financial Officer





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